SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2013

ALCO STORES, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, Kansas 67410-2832

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (785) 263-3350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Merger Agreement

On July 25, 2013, ALCO Stores, Inc., a Kansas corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mallard Parent, LLC, a Delaware limited liability company (“Parent”), and M Acquisition Corporation, a Kansas corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  Parent and Acquisition Sub are beneficially owned by an affiliate of Argonne Capital Group, LLC (the “Sponsor”).

At the effective time of the Merger, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time (other than (i) shares of Company Common Stock owned by the Company as treasury stock or otherwise, (ii) shares of Company Common Stock owned, directly or indirectly, by Parent or Merger Sub, (iii) shares of restricted stock outstanding under the Company’s incentive plans and (iv) shares of Company Common Stock as to which holders have properly perfected and not withdrawn a demand for appraisal pursuant to applicable law) will be cancelled and converted automatically into the right to receive $14.00 in cash, without interest (the “Merger Consideration”).  Each share of restricted stock outstanding under the Company’s incentive plans will immediately vest in full and all restrictions thereupon will lapse, and each such share of restricted stock will be cancelled. The holder of each such cancelled share of restricted stock will be paid an amount equal to $14.00 per share of common stock underlying such cancelled share of restricted stock.  Each option to purchase shares of Company Common Stock outstanding under the Company’s incentive plans will be cancelled and the holders of such options will be paid an amount equal to the excess, if any, of $14.00 over the exercise price for each such option held.

The Merger Agreement provides that, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (Eastern time) on August 24, 2013 (the “Go-Shop Period End Date”), the Company and its representatives may solicit, initiate and encourage any alternative acquisition proposals from third parties, provide nonpublic information to such third parties (subject to entry into an acceptable confidentiality agreement) and participate in discussions and negotiations with such third parties regarding alternative acquisition proposals.  Beginning on the Go-Shop Period End Date, the Company will become subject to customary “no shop” restrictions prohibiting the Company and its representatives from soliciting alternative acquisition proposals from third parties or providing information to, or participating in discussions or negotiations with, third parties regarding alternative acquisition proposals.  However, until September 8, 2013 (the “Cut-Off Date”), the Company may continue to engage in the foregoing activities with any third party (each, an “Excluded Party”) that makes an alternative acquisition proposal prior to the Go-Shop Period End Date that the Company’s Board of Directors has determined in good faith, after consultation with its financial advisors and outside counsel, is bona fide and is, or would reasonably be expected to result in, a Superior Proposal (as defined in the Merger Agreement), but only for so long as such third party remains an Excluded Party.

The consummation of the Merger is subject to customary conditions, including (i) the approval by the holders of at least a majority of the outstanding shares of the Company Common Stock entitled to vote on the Merger (the “Company Stockholder Approval”) and (ii) the consummation of the Merger not being restrained, enjoined, rendered illegal or otherwise prohibited by any law or order of any governmental authority.  Moreover, each party’s obligation to consummate the Merger is subject to other specified conditions, including (a) the accuracy of the other party’s representations and warranties (in the case of the Company, generally subject to a Company Material Adverse Effect (as defined in the Merger

Agreement) or materiality qualifiers and, in the case of Parent and Merger Sub, subject to a Parent Material Adverse Effect (as defined in the Merger Agreement)) and (b) the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.  Parent’s and Merger Sub’s obligations to consummate the Merger are also subject to (I) a Company Material Adverse Effect not occurring prior to the consummation of the Merger and (II) holders of not more than 22% of the outstanding shares of Company Common Stock perfecting a demand for appraisal pursuant to applicable law.  If approved by the Company’s stockholders, it is expected that the Merger will close in the fourth calendar quarter of 2013.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in specified types of transactions during this period unless agreed to in writing by Parent, (iii) to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval and (iv) subject to specified exceptions, including with respect to alternative acquisition proposals as discussed above, not to withhold, withdraw, qualify or modify in a manner adverse to Parent the recommendation of the Company’s Board of Directors that the Company’s stockholders approve the adoption of the Merger Agreement.  The parties have also agreed to use their reasonable best efforts to consummate the Merger.

The Merger Agreement contains specified termination rights, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal.  In addition, Parent has a right to terminate the Merger Agreement if, immediately prior to the time the Company is required to mail a proxy statement with respect to the Merger, the Company does not have specified levels of available borrowing capacity under its revolving credit facility.  Upon termination of the Merger Agreement by the Company or Parent under specified conditions, the Company will be required to pay Parent a termination fee of $2.25 million (which amount is reduced to $1.75 million under specified conditions where, prior to the Cut-Off Date, the Company terminates the Merger Agreement in connection with its entry into a Superior Proposal with an Excluded Party), or reimburse Parent and its affiliates for transaction expenses up to a maximum of $1 million, subject to specified exceptions. Upon termination of the Merger Agreement by the Company or Parent under specified conditions, Parent will be required to pay the Company a termination fee of $3.5 million. In addition, subject to specified exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by December 22, 2013 (the “Termination Date”).

Mallard Investment Partners, LLC (the “Limited Guarantor”), a Delaware limited liability company and affiliate of the Sponsor, Parent and Merger Sub, has entered into a limited guaranty (the “Limited Guaranty”), pursuant to which the Limited Guarantor has agreed to guarantee specified obligations of Parent and Merger Sub in connection with the Merger Agreement. The Limited Guarantor has also deposited $3.5 million into an escrow fund from which the Company may be paid any unpaid portion of Parent’s termination fee, if such payment becomes required pursuant to the terms and conditions of the Merger Agreement, and to be drawn upon for the purpose of reimbursing the Company with respect to expenses and liabilities specified in the Merger Agreement.  Alternatively, the Limited Guarantor may replace the escrow fund with a letter of credit having substantially similar conditions.

Parent has obtained equity financing and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses. Wells Fargo, N.A. and GB Credit Partners, Inc. (together, the “Lenders”) have agreed to provide debt financing on the terms and subject to the conditions set forth in their respective debt commitment letters. The obligations of the Lenders to provide debt financing under the debt commitment letters are subject to a number of conditions.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of such agreement, which is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Rights Agreement Amendment

On July 25, 2013, the Company entered into the First Amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of May 13, 2013 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent. The Rights Agreement Amendment provides that none of the approval, execution or delivery of the Merger Agreement or any amendments thereof or agreements in connection therewith, nor the consummation of transactions or entry into any agreements contemplated thereby, including the Merger, will (i) cause the rights provided therein to become exercisable or entitle a holder of any such rights to exercise such rights, (ii) cause Parent, Merger Sub, the Limited Guarantor or any of their affiliates to become an “Acquiring Person” (as such term is defined in the Rights Agreement), or (iii) give rise to a “Distribution Time” or a “Shares Acquisition Time” (as such terms are each defined in the Rights Agreement). The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Agreement Amendment, which is filed as Exhibit 4.1 and is incorporated by reference herein.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The description of the Rights Agreement Amendment set forth under “Item 1.01 — Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 8.01                                           Other Events.

On July 25, 2013, the Company issued a press release announcing that it had entered into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 25, 2013, by and among Mallard Parent, LLC, M Acquisition Corporation and ALCO Stores, Inc.*

4.1	First Amendment to Rights Agreement, dated as of July 25, 2013, between ALCO Stores, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release, dated July 25, 2013

*     Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of the omitted schedules will be provided to the SEC upon request.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.alcostoresinc.com, or by requesting them in writing or by telephone from the Company at ALCO Stores, Inc., Attn: Corporate Secretary, 401 Cottage Street, Abilene, Kansas 67410-2832, (785) 263-3350 ext. 290.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 10, 2013.  Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Forward-Looking Statements

All of the statements in this release, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Merger. Forward-looking statements can be identified by the inclusion of “will,” “believe,” “intend,” “expect,” “plan,” “project” and similar future-looking terms. You should not rely unduly on these forward-looking statements. These forward-looking statements reflect management’s current views and projections regarding economic conditions, retail industry environments, and Company performance. Forward-looking statements inherently involve risks and uncertainties, and, accordingly, actual results may vary materially. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay Parent a termination fee of up to $2.25 million or reimbursement of Parent’s expenses of up to $1 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of Parent to obtain the necessary equity and debt financing to complete the Merger; (v) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the any consents to the Merger.  Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended February 3, 2013, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date:	July 25, 2013	By:	/s/Richard E. Wilson
Richard E. Wilson
President and
Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of July 25, 2013, by and among Mallard Parent, LLC, M Acquisition Corporation and ALCO Stores, Inc.*

4.1	First Amendment to Rights Agreement, dated as of July 25, 2013, between ALCO Stores, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	Press Release, dated July 25, 2013

*     Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of the omitted schedules will be provided to the SEC upon request.